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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  August 31, 1999


                            MID-STATE BANCSHARES
                            --------------------
                      (Name of Issuer in its Charter)


          California                       333-16951            77-0442667
--------------------------------         -------------      ------------------
(State or Other  Jurisdiction of         (File Number)       (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

   1026 Grand Ave. Arroyo Grande, CA                                93420
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's Telephone Number, including area code:  (805) 473-7700
                                                           --------------


                                      N/A
        -------------------------------------------------------------
        (Former Name or Former Address, if changed since last report)



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                             Exhibit Index Page 4

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On April 19, 1999, Mid-State Bancshares (the "Company") and its wholly owned subsidiary Mid-State Bank (the "Acquiror"), entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") with City Commerce Bank (the "Bank"), pursuant to which, among other things, (i) the Bank would merge into and with the Acquiror, and (ii) the shareholders of the Bank would become shareholders of the Company in accordance with the exchange ratio set forth in the Agreement, all subject to the terms and conditions specified in the Agreement (the "Merger").

In accordance with the terms of the Agreement, the Merger was completed on August 31, 1999. The shareholders of the Bank received a tax-free exchange of .6775 shares of Company common stock for each share of the Bank's common stock. All information required by Item 2 of Form 8-K relating to the Merger has previously been filed with the Securities and Exchange Commission.

The Press Release in connection with the closing is attached hereto as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Mid-State Bancshares.

         The Consolidated Financial Statements of Mid-State Bancshares as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, (incorporated by reference from Mid-State Bancshare's 10-K Report for the year ended December 31, 1998).

         The Consolidated Financial Statement of Mid-State Bancshares as of June 30, 1999 and 1998 for the three and six months ended
         June 30, 1999 (incorporated by reference from Mid-State Bancshares 10-Q Report for the quarter ending June 30, 1999).

         The Financial Statements of City Commerce Bank as of (i) December 31, 1998 and 1997 and for each of the years in the two-year period ended December 31, 1998, and (ii) March 31, 1999 and 1998 and for the three months ended March 31, 1999 (incorporated by reference from the Company's Registration Statement on Form S-4 No. 333-81531 previously filed with the SEC).

     (b) The Company and the Bank's Pro Forma Combined Financial Statements (unaudited) (incorporated by reference from the Company's Registration Statement on Form S-4 No. 333-81531 previously filed with the SEC).

     (c) Exhibits

          2 Agreement to Merge and Plan of Reorganization, dated April 19, 1999 (incorporated by reference from Appendix A to the Company's Registration Statement on Form S-4 No. 333-81531 previously filed with the SEC).

         23 Consent of Independent Accountants for Mid-State Bancshares (incorporated by reference from Company's Registration Statement on Form S-4 No. 333-81531, previously filed with the SEC).

         99  Press Release


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 31, 1999                  MID-STATE BANCSHARES



                                       By: /s/ James G. Stathos
                                           --------------------
                                           James G. Stathos
                                           Executive Vice President
                                           Chief Financial Officer



                                       By: /s/ Carrol R. Pruett
                                           --------------------
                                           Carrol R. Pruett
                                           President and Chief
                                           Executive Officer


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                              Exhibit Index Page 4


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                                EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION                              PAGE NO.
-----------                         -----------                              --------
     2            Agreement to Merge and Plan of Reorganization,
                  dated April 19, 1999 (incorporated by reference
                  from Appendix A to the Company's Registration
                  Statement on Form S-4 No. 333-81531 previously
                  with the SEC)

    23            Consent of Independent Accountants for Mid-State
                  Bancshares (incorporated by reference from Company's
                  Registration Statement on Form S-4 No. 333-81531, previously filed with the SEC)

    99            Press Release in connection with the close of the merger        5


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